UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported) April 15, 1997




 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
             NAVISTAR FINANCIAL 1994-A OWNER TRUST,
             NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
             NAVISTAR FINANCIAL 1995-A OWNER TRUST,
             NAVISTAR FINANCIAL 1995-B OWNER TRUST,
            NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
              NAVISTAR FINANCIAL 1996-B OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



             33-55865                         51-0337491
      (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois        60008
        (Address of principal executive offices)       (Zip Code)





 Registrant's telephone number including area code 847-734-4000

                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


          On April 15 and 21, 1997, Registrant made available the
          Monthly Servicer Certificates for the Period of March 1997 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                        NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
                            NAVISTAR FINANCIAL 1996-B OWNER TRUST
                                                     (Registrant)







Date April 30, 1997               By: /s/ PHYLLIS E. COCHRAN
                                          Phyllis E. Cochran
                                          Vice President & Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit No.    Description

               Navistar Financial 1994-A Owner Trust

   20.1        Monthly Servicer Certificate, dated April 15, 1997


               Navistar Financial 1994-B Owner Trust

   20.2        Monthly Servicer Certificate, dated April 15, 1997


               Navistar Financial 1994-C Owner Trust

   20.3        Monthly Servicer Certificate, dated April 21, 1997


               Navistar Financial 1995-A Owner Trust

   20.4        Monthly Servicer Certificate, dated April 21, 1997


               Navistar Financial 1995-B Owner Trust

   20.5        Monthly Servicer Certificate, dated April 15, 1997


               Navistar Financial 1996-A Owner Trust

   20.6        Monthly Servicer Certificate, dated April 15, 1997

               Navistar Financial 1996-B Owner Trust

   20.7        Monthly Servicer Certificate, dated April 21, 1997